Long Term Debt	12 Months Ended
Dec. 31, 2022
Long Term Debt [Abstract]
Long Term Debt

Note 7. Long Term Debt

Minnesota Department of Employment and Economic Development Loan

On July 26, 2018, the Minnesota Department of Employment and Economic Development (“DEED”) funded a $250,000 seven-year interest-free loan to us under the State Small Business Credit Initiative Act of 2010 (the “Act”). The Act was created for additional funds to be allocated and dispersed by states that have created programs to increase the amount of capital made available by private lenders to small businesses. The loan proceeds are used for business purposes, primarily start-up costs and working capital needs. The loan may be prepaid in whole or in part at any time without penalty. If more than fifty percent of the ownership interest in Sezzle is transferred during the term of the loan, the loan will be required to be paid in full, along with a penalty in the amount of thirty percent of the original loan amount. The loan matures and is due to be paid back to DEED in June 2025.

Paycheck Protection Program Loan

On June 24, 2021, we repaid our Paycheck Protection Program (“PPP”) loan from the U.S. Small Business Administration (“SBA”) in full, comprising $1,220,332 in principal and $14,779 in accrued interest. The PPP, established as part of the CARES Act, provides loans to qualifying businesses for amounts up to 2.5 times of the average monthly payroll expenses of the qualifying business. The PPP loan terms carry an interest rate of 1% and do not include prepayment penalties. The SBA reserves the right to audit any PPP loan, regardless of size. These audits may occur after forgiveness has been granted or the loan has been repaid in full. In accordance with the CARES Act, all borrowers are required to maintain their PPP loan documentation for six years after the PPP loan was forgiven or repaid in full and to provide that documentation to the SBA upon request.